Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
Timothy A. Bonang, Senior Vice President
(617) 796-8230

The RMR Group Inc. Announces First Quarter Fiscal 2016 Results

$1.07 Per Share of Net Income Attributable to The RMR Group Inc.

Newton, MA (February 9, 2016).  The RMR Group Inc. (NASDAQ: RMR) today announced its financial results for the quarter ended December 31, 2015.

First Quarter Fiscal 2016 Highlights:

•                 As of December 31, 2015, The RMR Group Inc. had $20.9 billion of assets under management.

•                 The RMR Group Inc. earned real estate business and property management services revenues (excluding reimbursable payroll and related costs as well as advisory services revenues) for the three months ended December 31, 2015 from the following sources (dollars in thousands):

Managed REITs	$33,264	32.6%
Managed Operators	6,128	6.0%
Other	404	0.4%
Incentive Management Fees	62,263	61.0%
Total Management Services Revenues	$102,059	100.0%

•                 For the three months ended December 31, 2015, net income was $70.4 million and net income attributable to The RMR Group Inc. was $17.1 million, or $1.07 per share.

•                 For the three months ended December 31, 2015, earnings before interest, taxes, depreciation and amortization, as adjusted to exclude $62.3 million in Incentive Management Fees and the effects of certain non-recurring charges, or Adjusted EBITDA, was $23.3 million. Adjusted EBITDA Margin, which is Adjusted EBITDA divided by Adjusted Revenues, which is revenues adjusted to exclude the effects of certain non-recurring revenues, payroll reimbursements revenue and non-cash amortization, was 54.5%.

•                 As of December 31, 2015, The RMR Group Inc. had cash and cash equivalents of $25.1 million and no indebtedness.

Adam Portnoy, President and Chief Executive Officer of The RMR Group Inc. made the following statement:

“The RMR Group’s first quarter results not only demonstrates the strength of our stable and diverse revenue base and solid operating margins, but also highlights the ability for us to earn additional revenues from incentive management fees. During the quarter, we recorded $62.3 million in incentive management fees from one of our Managed REITs, Hospitality Properties Trust. We continue to believe our stable and diverse revenue base, experienced management team and solid balance sheet positions us well for future growth.”

Summary Results for the Quarter Ended December 31, 2015:

Total revenues for the quarter ended December 31, 2015 were $110.1 million. Net income attributable to The RMR Group Inc. for the quarter ended December 31, 2015 were $17.1 million, or $1.07 per share. Adjusted EBITDA for the quarter ended December 31, 2015 was $23.3 million (excluding $62.3 million of incentive management fees). Comparisons of The RMR Group Inc.’s revenues, Adjusted Revenues, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and net income for the quarter ended December 31, 2015 to the quarter ended December 31, 2014 are presented later in this press release.

When considering the financial data for the quarter ended December 31, 2015 and the comparison of the financial data for the quarter ended December 31, 2015 to the financial data for the quarter ended December 31, 2014, investors should note that The RMR Group Inc. was not formed until May 28, 2015 and the businesses which now comprise the Company were privately owned by ABP Trust or its owners until June 5, 2015. Prior to that reorganization the company’s business, assets and structure differed in several respects and such differences impact period to period comparisons. For further information regarding the reorganization and related changes, see The RMR Group Inc.’s filings with the Securities Exchange Commission, or SEC, which are available at the SEC’s website, www.sec.gov.

Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures.  Reconciliations of revenues determined in accordance with U.S. generally accepted accounting principles, or GAAP, to Adjusted Revenues and of net income determined in accordance with GAAP to EBITDA and Adjusted EBITDA as well as a calculation of Adjusted EBITDA Margin appears later in this press release.

Dividend Policy:

The RMR Group Inc. intends to pay a cash dividend equal to $0.25 per share of Class A Common Stock per quarter ($1.00 per share per year).  The RMR Group Inc. expects its next dividend will equal $0.2993 per share, which represents a dividend of $0.25 per share for the quarter ended March 31, 2016 plus a pro rata dividend for the period from December 14, 2015 (the date the distribution of The RMR Group Inc.’s shares by the Managed REITs to their shareholders was completed) to December 31, 2015.  The RMR Group Inc. intends to declare and pay its dividends after the end of each quarterly period beginning after March 31, 2016.

The RMR Group Inc. is a holding company and substantially all of its business is conducted by its majority-owned subsidiary, The RMR Group LLC.  The RMR Group LLC is an alternative asset management company that primarily provides management services to publicly traded REITs and real estate operating companies.  As of December 31, 2015, The RMR Group LLC employed over 400 real estate professionals in 25 offices throughout the United States, and the companies managed by The RMR Group LLC collectively had over 50,000 employees.  The RMR Group Inc. is headquartered in Newton, Massachusetts.

Conference Call:

At 10:00 a.m. Eastern Time this morning, President and Chief Executive Officer, Adam Portnoy, and Treasurer and Chief Financial Officer, Matt Jordan, will host a conference call to discuss RMR’s first quarter 2016 financial results.

The conference call telephone number is (877) 329-4297. Participants calling from outside the United States and Canada should dial (412) 317-5435. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. on Tuesday, February 16, 2016. To access the replay, dial (412) 317-0088. The replay pass code is 10080941.

                                                A live audio webcast of the conference call will also be available in a listen-only mode on the company’s website, which is located at www.rmrgroup.com. Participants wanting to access the webcast should visit the company’s website about five minutes before the call. The archived webcast will be available for replay on the company’s website following the call for about one week. The transcription, recording and retransmission in any way of RMR’s first quarter conference call are strictly prohibited without the prior written consent of RMR.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  WHENEVER RMR USES WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “SHOULD,” “SEEKS,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THESE WORDS OR OTHER COMPARABLE WORDS, IT IS MAKING FORWARD LOOKING STATEMENTS.  RMR’S FORWARD LOOKING STATEMENTS ARE BASED ON ITS CURRENT EXPECTATIONS AND PROJECTIONS ABOUT FUTURE EVENTS. FORWARD LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. THE EVENTS AND CIRCUMSTANCES STATED OR IMPLIED BY RMR’S FORWARD LOOKING STATEMENTS MAY NOT OCCUR OR BE ACHIEVED, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                 MR. PORTNOY’S STATEMENT THAT THE FIRST QUARTER DEMONSTRATED THE STRENGTH OF RMR’S STABLE AND DIVERSE REVENUE BASE AND SOLID OPERATING MARGINS IS BASED UPON THE FACT THAT RMR PROVIDES SERVICES TO SEVERAL CLIENT COMPANIES AND THAT RMR’S CONTRACTS WITH SOME OF THESE CLIENT COMPANIES ARE LONG TERM.  HOWEVER, NOT ALL OF RMR’S CLIENT CONTRACTS ARE LONG TERM AND EVEN RMR’S LONG TERM CLIENT CONTRACTS MAY BE TERMINATED IN CERTAIN CIRCUMSTANCES. ALSO, RMR’S MANAGEMENT FEES ARE BASED IN LARGE PART ON THE VALUE OF ASSETS OWNED BY RMR’S CLIENT COMPANIES, THE MARKET CAPITALIZATION OF RMR’S CLIENT COMPANIES OR THE REVENUES REALIZED BY RMR’S CLIENT COMPANIES. THE LOSS OF ANY OF RMR’S CLIENT CONTRACTS OR A DECLINE IN THE ASSETS, MARKET CAPITALIZATION OR REVENUES OF RMR’S CLIENT COMPANIES MAY HAVE A MATERIAL ADVERSE IMPACT ON RMR’S REVENUES AND MATERIALLY REDUCE RMR’S OPERATING MARGINS AND CASH FLOWS.

•                 THIS PRESS RELEASE REPORTS THAT RMR EARNED A SIGNIFICANT INCENTIVE MANAGEMENT FEE FROM ONE OF RMR’S MANAGED REITS. AN IMPLICATION OF THIS STATEMENT MAY BE THAT RMR WILL EARN INCENTIVE MANAGEMENT FEES IN THE FUTURE.  THE INCENTIVE MANAGEMENT FEES WHICH RMR MAY EARN FROM ITS MANAGED REITS ARE BASED UPON TOTAL RETURNS REALIZED BY THE REIT’S SHAREHOLDERS COMPARED TO THE SHAREHOLDERS’ TOTAL RETURN OF CERTAIN IDENTIFIED INDICES. RMR HAS ONLY LIMITED CONTROL OVER THE TOTAL RETURNS REALIZED BY SHAREHOLDERS OF THE MANAGED REITS AND EFFECTIVELY NO CONTROL OVER INDEXED TOTAL RETURNS.  THERE CAN BE NO ASSURANCE THAT RMR WILL EARN INCENTIVE MANAGEMENT FEES IN THE FUTURE.

•                 MR. PORTNOY’S STATEMENT IMPLIES THAT RMR INTENDS TO GROW ITS BUSINESS.  THERE CAN BE NO ASSURANCE THAT RMR WILL BE ABLE TO GROW ITS BUSINESS OR THAT ANY BUSINESS GROWTH WHICH RMR MAY ACHIEVE WILL INCREASE RMR’S PROFITS OR CASH FLOWS.

•                 THIS PRESS RELEASE REFERENCES DIVIDENDS THAT RMR CURRENTLY INTENDS TO PAY. ALL FUTURE DIVIDENDS WILL BE DECLARED AND PAID WITHIN THE DISCRETION OF RMR’S BOARD OF DIRECTORS.  WHEN DECIDING WHETHER TO DECLARE AND PAY FUTURE DIVIDENDS, THE RMR BOARD MAY TAKE ACCOUNT OF RMR’S CURRENT AND EXPECTED EARNINGS AS WELL AS THE AVAILABILITY OF CASH TO FUND DIVIDENDS AS COMPARED TO ALTERNATIVE USE OF SUCH CASH.  THERE CAN BE NO ASSURANCE REGARDING THE PAYMENT OF FUTURE DIVIDENDS OR THE AMOUNTS OF ANY FUTURE DIVIDENDS WHICH MAY BE DECLARED AND PAID.

THE INFORMATION CONTAINED IN RMR’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE “SEC,” INCLUDING UNDER THE CAPTION “RISK FACTORS” IN RMR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM RMR’S FORWARD LOOKING STATEMENTS. RMR’S FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

RMR UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE DEVELOPMENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

The RMR Group Inc.

Condensed Consolidated Statements of Income

(dollars in thousands, except per share amounts)

	Three Months Ended December 31,
Revenues	2015	2014
Management services	$102,059	$39,210
Reimbursable payroll and related costs	7,490	7,034
Advisory services	581	592
Total revenues	110,130	46,836
Expenses
Compensation and benefits	21,304	22,845
Separation expense	163	116
General and administrative	6,512	5,015
Depreciation expense	483	579
Total expenses	28,462	28,555
Operating income	81,668	18,281
Interest and other income	25	498
Unrealized gains attributable to changes in fair value of stock accounted for under the fair value option	-	841
Income before income tax expense and equity in earnings of investee	81,693	19,620
Income tax expense	(11,314)	-
Equity in earnings of investee	-	28
Net income	70,379	$19,648
Net income attributable to noncontrolling interest	(53,325)
Net income attributable to The RMR Group Inc.	$17,054

Weighted average common shares outstanding - basic and diluted	16,000

Net income attributable to The RMR Group Inc. per common share - basic and diluted	$1.07

The RMR Group Inc.

Reconciliation of Adjusted Revenues, EBITDA and Adjusted EBITDA and Calculation of Adjusted EBITDA Margin(1)

(dollars in thousands)

	Three Months Ended December 31,
	2015	2014
Reconciliation of Adjusted Revenues:
Total revenues	$110,130	$46,836
Plus: other asset amortization	2,354	-
Less: incentive business management fees earned	(62,263)	-
Less: reimbursable payroll and related costs	(7,490)	(7,034)
Adjusted Revenues	$42,731	$39,802

Reconciliation of EBITDA and Adjusted EBITDA:
Net Income	$70,379	$19,648
Plus: income tax expense	11,314	-
Plus: depreciation expense	483	579
EBITDA	82,176	20,227
Plus: other asset amortization	2,354	-
Plus: separation expense	163	116
Plus: transaction related costs	858	-
Less: incentive business management fees earned	(62,263)	-
Less: unrealized gains attributable to changes in fair value of stock accounted for under the fair value option	-	(841)
Adjusted EBITDA	$23,288	$19,502

Calculation of Adjusted EBITDA Margin:
Adjusted Revenues	$42,731	$39,802
Adjusted EBITDA	$23,288	$19,502
Adjusted EBITDA Margin	54.5%	49.0%

(1)         Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are calculated as presented in the tables above. RMR considers Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to be appropriate measures of its operating performance, along with net income, net income attributable to The RMR Group Inc., operating income and cash flow from operating activities. RMR believes that Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain historical amounts, such as interest and depreciation expense, incentive business management fees, other asset amortization, Up-C transaction related costs and certain separation expenses, Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin do not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income attributable to The RMR Group Inc., operating income or cash flow from operating activities determined in accordance with GAAP, or as an indicator of financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of RMR’s needs. These measures should be considered in conjunction with net income, net income attributable to The RMR Group Inc., operating income and cash flow from operating activities as presented in our consolidated statements of comprehensive income and consolidated statements of cash flows. Also, other asset management businesses may calculate Adjusted Revenues, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin differently than RMR does.

The RMR Group Inc.

Consolidated Balance Sheets

(dollars in thousands, except share data)

	December 31,	September 30,
Assets	2015	2015
Current assets:
Cash and cash equivalents	$25,081	$34,497
Due from related parties	82,253	17,986
Prepaid and other current assets	3,378	2,863
Total current assets	110,712	55,346

Furniture and equipment	5,675	5,307
Leasehold improvements	852	852
Capitalized software costs	4,312	4,292
Total property and equipment	10,839	10,451
Accumulated depreciation	(6,255)	(5,772)
	4,584	4,679
Due from related parties, net of current portion	6,075	6,446
Deferred tax asset	46,270	46,614
Other assets, net of amortization	188,453	190,807
Total assets	$356,094	$303,892

Liabilities and Equity
Current liabilities:
Accounts payable, accrued expenses and deposits	$23,601	$18,439
Due to related parties	26,611	-
Total current liabilities	50,212	18,439
Long term portion of deferred rent payable, net of current portion	552	450
Amounts due pursuant to tax receivable agreement	64,905	64,905
Employer compensation liability, net of current portion	6,075	6,446
Total liabilities	121,744	90,240

Commitments and contingencies

Equity:
Class A common stock, $0.001 par value; 31,000,000 shares authorized; 15,000,000 shares issued and outstanding at December 31, 2015 and September 30, 2015, respectively	15	15
Class B-1 common stock, $0.001 par value; 1,000,000 shares authorized, issued and outstanding at December 31, 2015 and September 30, 2015, respectively	1	1
Class B-2 common stock, $0.001 par value; 15,000,000 shares authorized, issued and outstanding at December 31, 2015 and September 30, 2015, respectively	15	15
Additional paid in capital	93,425	93,425
Retained earnings	24,357	7,303
Cumulative other comprehensive income	78	73
Cumulative common distributions	(8,416)	-
Total shareholders’ equity	109,475	100,832
Noncontrolling interest	124,875	112,820
Total equity	234,350	213,652
Total liabilities and equity	$356,094	$303,892